Exhibit 10c

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             [Key Management Life Insurance Plan]
                   [Owner is the Executive]
KMLIP CA-1.DOC

                COLLATERAL-ASSIGNMENT AGREEMENT



     A.  FOR VALUE RECEIVED, ________________ (hereinafter

referred to as the "Owner") does hereby assign, transfer and set over to AMERITECH, a Delaware corporation, with principal offices and place of business in the State of Illinois, its

successors and assigns (hereinafter referred to as the

"Assignee"), the specific rights referenced herein (and only those specific rights) in and to that certain policy (policy number __________________  ) issued by Metropolitan Life

Insurance Company (hereinafter referred to as the "Insurer")

(said policy hereinafter referred to as the "Policy"),

insuring the life of ___________ (hereinafter referred to as the "Insured"), subject to all the terms and conditions of the

Policy.  The Owner, by this Assignment, and the Assignee, by acceptance of the assignment of the Policy to the Assignee

hereunder, agree to the terms and conditions contained herein.

     B.  This Assignment is made, and the Policy is to be

held, as collateral security for all liabilities of the Owner to the Assignee, now existing or hereafter arising under and pursuant to that certain Split-Dollar Agreement, by and

between the Owner and the Assignee dated as of __________,

(hereinafter referred to as the "Agreement").  The Owner

reserves all rights and powers in and to the Policy, except

those specific, limited rights granted in the Policy to the

Assignee hereby as security for the liabilities of the Owner to the Assignee under the Agreement.

     C.  It is expressly agreed that the Assignee's interest

in the Policy under and pursuant to this Assignment shall be limited to the following specific rights in addition to those provided for in Paragraph D hereof:  (a) the right to be paid the amount due the Assignee under the Agreement as a result of the Assignee's payments toward the premiums on the Policy by recovering said amount directly from the Insurer out of the

death benefit provided under the Policy, upon the death of the

Insured while the "Split-Dollar Arrangement," as


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defined in

the Agreement, remains in effect; (b) the right to be paid the amount, if any, due the Assignee under the Agreement as a

result of the Assignee's payments toward the premiums on the

Policy in the event of the Insured's "Early Retirement," as

defined in the Agreement, while the "Split-Dollar

Arrangement," as defined in the Agreement, remains in effect by recovering said amount, if any, directly from the Insurer out of the cash surrender value of the Policy; and (c) the

right to be paid the amount due the Assignee under the

Agreement as a result of the Assignee's payments toward the

premiums on the Policy in the event the "Split-Dollar

Arrangement," as defined in the Agreement, shall terminate

prior to the death of the Insured by recovering said amount

directly from the Insurer out of the cash surrender value of the Policy.  The Owner and the Assignee shall promptly notify the Insurer of the termination of the "Split-Dollar

Arrangement," as defined in the Agreement, and of the

Insured's "Early Retirement," as defined in the Agreement,

upon the occurrence of any such event.  Except as provided in

Paragraph D hereof, the Assignee shall have no other rights or powers in and to the Policy as a result of this Assignment,

and specifically shall have no right or power to borrow

against or withdraw amounts from the Policy, to surrender or cancel the Policy, or to take any other action which would

impair or defeat the rights of the Owner.

     D.  Subject to the provisions of this Assignment, the

Owner shall retain all of the rights, options, privileges and other incidents of ownership in and to the Policy as limited by the requisite consent of the Assignee provided for herein,

including, but not limited to:  (a) the right to surrender or cancel the Policy at any time provided by the terms of the

Policy and at such other times as the Insurer may allow; (b)

the right to collect and receive all distributions or shares of surplus, dividend deposits or additions to the Policy now or hereafter made or apportioned thereto, and to exercise any and all options contained in the Policy with respect thereto;

(c) the right to exercise all non-forfeiture rights permitted by the terms of the Policy or allowed by the Insurer and to

receive all benefits and advantages derived therefrom; (d) the sole right to designate and change the beneficiaries of the

"Executive's Death Benefit," as defined in the Agreement; (e)

the right to elect any optional


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mode of settlement permitted

by the Policy or allowed by the Insurer; and (f) the sole

right to assign the Owner's interests in the Policy; provided,

however, that all of the rights, options, privileges and other incidents of ownership in and to the Policy retained by the

Owner shall be subject to the terms and conditions of the

Agreement, and provided further that (1) the Owner shall not take any action with respect to the Policy which would have a direct or indirect adverse effect on the Assignee's interests under the Agreement in the Policy without the Assignee's prior written consent, and (2) except with respect to the Owner's

right to change the beneficiaries of the "Executive's Death

Benefit," as defined in the Agreement, and to assign the

Owner's interests in the Policy and under the Agreement, the

Owner shall not take any other action with respect to the

Policy (regardless of whether it would directly or indirectly adversely affect the Assignee's interests under the Agreement in the Policy) without the Assignee's prior written consent,

which consent will not be unreasonably withheld by the

Assignee.  Except with respect to those actions described in clause (2) above, the Insurer may rely upon, and shall be

protected in doing so, the written notice of the Assignee as to the need for and the fact of the Assignee's prior consent to such action.

     E.  The Assignee agrees with the Owner as follows:  (a)

subject to the terms and conditions of the Agreement, any

balance of any amount received by the Assignee hereunder from the Insurer remaining after payment of the then existing

liabilities of the Owner to the Assignee under the Agreement shall be paid by the Assignee to the persons entitled thereto under the terms of the Policy had this Assignment not been

executed; and (b) if the Policy is in the possession of the

Assignee, the Assignee will, upon the Owner's written request,

forward the Policy to the Insurer, without unreasonable delay,

for endorsement of any designation or change of beneficiary,

any election of optional mode of settlement, or the exercise of any other right reserved by the Owner hereunder.

     F.  Notwithstanding anything in this Assignment to the

contrary, the Insurer shall be under no obligation to monitor the obligation of the Assignee hereunder to pay to the persons entitled thereto any amounts received from the Insurer

remaining after payment of the then


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existing liabilities of

the Owner to the Assignee under the Agreement, and the Insurer shall have no obligation or liability to any person or entity if the Assignee fails to pay such amounts as required

hereunder.

     G.  The Insurer is hereby authorized to recognize, and is

protected in recognizing, the Assignee's claims to amounts due the Assignee hereunder without investigating the validity of the Assignee's claims thereto, the reason for any action taken by the Assignee, the validity or accuracy of the amount of any of the liabilities of the Owner to the Assignee under the

Agreement, the existence of any default therein, the giving of any notice required herein, or the application to be made by the Assignee of any amounts to be paid to the Assignee.  The sole receipt of the Assignee for any amounts received by the

Assignee shall be a full discharge and release therefor to the

Insurer.

     H.  The Insurer shall be fully protected in recognizing

the request made by the Owner for surrender or cancellation of the Policy without investigating the reason for such request,

but only with the prior written consent of the Assignee

attached thereto, and upon such surrender or cancellation, the

Policy shall be terminated and be of no further force or

effect.

     I.  Upon the full payment of the liabilities of the Owner

to the Assignee under the Agreement by either the Insurer or the Owner, the Assignee shall promptly release this Assignment and thereby reassign to the Owner all specific rights in the

Policy previously assigned hereunder.

     J.  The Assignee may take or release other security, may

grant extensions, renewals or indulgences with respect to the liabilities of the Owner to the Assignee under the Agreement,

or may apply the proceeds of the Policy hereby assigned or any amount received on account of the Policy by the exercise of

any right permitted under this Assignment, without resorting to or regard to other security for such liabilities, if any.

     K.  In the event of any conflict between the provisions

of this Assignment and the provisions of the Agreement with

respect to the Policy or the Assignee's rights therein, the

provisions of this Assignment shall prevail.  The Insurer is not a party to the Agreement and


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shall not be responsible for the interpretation of the Agreement or for the sufficiency or validity of this Assignment.

     L.  The Owner declares that no proceedings in bankruptcy

are pending against the Owner, and that the Owner's property is not subject to any assignment for the benefit of creditors of the Owner.


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     IN WITNESS WHEREOF, the parties hereto have executed this

Agreement, in duplicate, as of the day and year first above

written.





                    Signature:

                         Name: ______________________________

                                    Executive "Owner"



                        SPOUSAL CONSENT

     The undersigned, being the spouse of the Owner, consents

to the assignment of the Policy under the foregoing Assignment as of the day and year first above written.




                    Signature:

                         Name: _____________________________

                                Spouse of Executive "Owner"


                          ACCEPTANCE


     The undersigned Assignee accepts the assignment of the

Policy under the foregoing Assignment as of the day and year first above written.


                                         AMERITECH



                           By: _____________________________

                                    Its authorized officer
                                           "Assignee"
ATTEST:


___________________________

Secretary




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                            RECEIPT

     The undersigned Insurer acknowledges receipt of the

foregoing Assignment and Acceptance as of the day and year

first above written.  However, the undersigned Insurer assumes no responsibility as to the validity of the foregoing

Assignment and Acceptance and reserves the right to require

proof satisfactory to it of the Assignee's interest in the

Policy and the extent thereof before making any settlement

under the Policy.



                         METROPOLITAN LIFE INSURANCE COMPANY





                            By: ___________________________

                                    Its authorized officer
                                          "Insurer"